Exhibit 99.2
 Alliance Data NYSE: ADS  Third Quarter 2019 ResultsOctober 24, 2019

 2  Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding strategic initiatives, our expected operating results, future economic conditions including currency exchange rates, future dividend declarations and the guidance we give with respect to our anticipated financial performance.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Further risks and uncertainties include, but are not limited to, the impact of strategic initiatives on us or our business if any transactions are undertaken, and whether the anticipated benefits of such transactions can be realized as well as whether or if any share repurchases are completed.Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

 Agenda  Speakers: Melisa Miller President and CEO Tim King EVP and CFO Business TransformationConsolidated ResultsSegment Results2019 Updated Guidance2020 Outlook  3

 Business Transformation   4

 Business Transformation – Card Services Portfolio  Tracking to end Q4 2019 with greater than $19.5bn in card receivables from growth in newer vintages and verticals.  5

 Q3, 2019 Consolidated Results(MM, except per share)  6    Quarter Ended September 30,          2019  2018  % Change    Revenue  $1,438  $1,423  1%    Income from continuing operations  $122  $289  -58%    Income from continuing operations per diluted share (EPS)  $2.41  $5.25  -54%    Core earnings per diluted share (Core EPS)  $5.05  $5.37  -6%              Adjusted EBITDA  $481  $538  -11%    Adjusted EBITDA, net  $367  $439  -16%              Diluted shares outstanding  50.4  55.0      *************************************************************************************(Including discontinued operations)          Net (loss) income  $(108)  $297  -136%    Net (loss) income per diluted share  $(2.13)  $5.39  -140%

   Quarter Ended September 30,          2019    2018  % Change  Revenue:           LoyaltyOne®  $246    $260  -6%   Card Services  $1,192    $1,163  3%     $1,438    $1,423  1%            Adjusted EBITDA, net:           LoyaltyOne  $58    $63  -8%   Card Services  $328    $414  -21%   Corporate/Other   ($19)    ($38)  -51%     $367    $439  -16%            Q3, 2019 Segment Results(MM)  7  LoyaltyOne revenue increased 1% percent adjusting for unfavorable FX and shift of certain merchandise rewards to net revenue presentation. Card Revenue was up 3%, in line with normalized average card receivables.

   Quarter Ended September 30,          2019  2018  % Change    Revenue   $1,192  $1,163  3%              Operating Expenses   $481  $481  —%    Provision for Loan Losses  $297  $197  51%    Funding Costs  $114  $100  14%    Earnings before taxes  $300  $385  -22%    Adjusted EBITDA, net   $328  $414  -21%    Provision for Loan Losses was ~$100MM higher in 2019 due to the increase in sequential reservable card receivables.   Q3, 2019 Card Services Financial Results  8

 Q3, 2019 Card Services Key Metrics  9  1 Normalized A/R, which includes held-for-sale receivables, and is the denominator and driver for revenue and operating expenses, was $19,299 versus $18,674 for Q3 2018, up 3%.2 Revenue divided by normalized card receivables.3 Excludes mark-to-market on held-for-sale receivables.  Credit Sales in line with expectations as we anniversary portfolio divestitures. Active Credit Sales up 14%.Normalized A/R up 3%. Active A/R up 16% year over year. Principal losses and delinquency rates continue to reflect stable, year-over-year improvement.    Quarter Ended September 30,          2019  2018  % Change    Credit Sales  $7,824  $7,376  6%    Average Card Receivables 1  $17,449  $17,580  -1%    End of Period Receivables  $17,928  $17,427  3%    Total Gross Yield % 2  24.7%  24.9%  -0.2%    Operating Expense % 3  8.7%  9.7%  -1.0%    Principal Loss Rate  5.6%  5.9%  -0.3%    Delinquency Rate  5.9%  5.8%  0.1%    Return on Equity  28%  30%  -2%

 2019 Updated Guidance    Pro forma core EPS assumes the full year benefit of share repurchases, debt retirement and company-wide cost savings.Headwinds creating pressure:Prime rate reductionsGreater than expected discount on a portion of held-for-sale portfoliosLower card receivables  10    2019G    2018A                    Revenue  $5.6bn    $5.6bn     Flat                  Core EPS             Reported  $16.75 to $17.00    $19.49     Down 13% to 14%   Pro forma   $20.50 to $20.75    $22.72    Down 9% to 10%

2020 Outlook

- Consolidated Performance
    - Lower operating expenses with a streamlined operating model
    - Revenue up low-single digits
    - Core EPS mid- to high- 20% growth

- LoyaltyOne
    - Consistent, stable performance
    - Reduced cost structure

- Card Services
    - Revenue up mid- to high-single digits as newer vintages continue to drive gains
        - Average Card Receivables up single digits
        - Total Gross Yields flat
        - Principal Loss Rate flat
    - Opex Leverage

- Clear road in 2020 for expected consistent, sustainable growth

AllianceData

©2019 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

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12  Financial MeasuresIn addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs, core earnings and core earnings per diluted share (core EPS). Constant currency excludes the impact of fluctuations in foreign exchange rates. The Company calculates constant currency by converting our current period local currency financial results using the prior period exchange rates. The Company uses adjusted EBITDA and adjusted EBITDA, net as an integral part of internal reporting to measure the performance and operational strength of reportable segments and to evaluate the performance of senior management. Adjusted EBITDA eliminates the uneven effect across all reportable segments of non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. Adjusted EBITDA also includes restructuring or strategic transaction costs and the loss on extinguishment of debt. Similarly, core earnings and core EPS eliminate non-cash or non-operating items, including, but not limited to, stock compensation expense, amortization of purchased intangibles, restructuring or strategic transaction costs, loss on extinguishment of debt, amortization of debt issuance and hedging costs. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations.

 Q & A  13